                                                                   EXHIBIT 10.39

                         PNC BANK, NATIONAL ASSOCIATION
                           Two Tower Center Boulevard
                        East Brunswick, New Jersey 08816

                                  July 27, 2000

Eltrax Systems, Inc.
400 Galleria Parkway, Suite 300
Atlanta, Georgia 30339
Attention:  Chief Financial Officer

     Re: Proposed Convertible Debenture Purchase Agreement among Eltrax Systems, Inc., Strong River Investments, Inc. and Bay Harbor Investments, Inc.

Ladies and Gentlemen:

          Reference is hereby made to that certain Revolving Credit and Security Agreement (as at any time amended, the "Credit Agreement") dated March 14, 2000, among ELTRAX SYSTEMS, INC., a Minnesota corporation ("Eltrax"); ELTRAX TECHNOLOGY SERVICES GROUP, INC., a Georgia corporation ("Technology"); ELTRAX ASP GROUP, LLC, a Georgia limited liability company ("ASP"); SQUIRREL SYSTEMS, INC., a Georgia corporation ("Squirrel"); SENERCOMM, INC., a Florida corporation ("Senercomm"); ELTRAX CUSTOMER CARE GROUP, INC., a Georgia corporation ("Customer Care"); ELTRAX INTERNATIONAL, INC., a Pennsylvania corporation ("International"); and ELTRAX HOSPITALITY GROUP, INC., a Georgia corporation ("Hospitality"; Eltrax, Technology, ASP, Squirrel, Senercomm, Customer Care, International and Hospitality are collectively called the "Borrowers" and individually called a "Borrower"); the financial institutions which are now or which hereafter become a party to the Credit Agreement (collectively, the "Lenders" and individually a "Lender"); and PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), as collateral and administrative agent for Lenders (hereinafter, together with its successors and assigns in such capacity, called the "Agent"). Further reference is hereby made to that certain Convertible Debenture Purchase Agreement dated as of the date hereof, among Eltrax, Strong River Investments, Inc. and Bay Harbor Investments, Inc. (the "Purchasers"), a copy of which is attached hereto as Exhibit A (the "Purchase Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

          Borrowers have informed Agent that, in connection with entering into the Purchase Agreement, Eltrax intends (1) to borrow up to $7,000,000 from the Purchasers on an unsecured, subordinated basis and (2) to issue certain Debentures (as defined in the Purchase Agreement and in the form attached thereto) to evidence such borrowing and Warrants (as defined in the Purchase Agreement and in the form attached thereto) to the Purchasers (the foregoing transactions are hereinafter collectively referred to as the "Debenture Financing").

          Borrowers have also informed Agent that the following Events of Default have occurred under the Credit Agreement (the "Designated Defaults"):
(1) Borrowers did not maintain the minimum Net Cash Flow required under Section
6.5 of the Credit Agreement for the two Fiscal Quarters ending June 30, 2000,
(2) Borrowers have contracted for, purchased or made Capital Expenditures (other than

Eltrax Systems, Inc.
July 27, 2000
Page 2

Capitalized Software Expenditures) during Borrowers' 2000 Fiscal Year in excess of the amount permitted by Section 7.6 of the Credit Agreement, and (3) Borrowers, as lessees, have entered in into lease arrangements for real and personal property with aggregate annual rental payments exceeding the amount permitted under Section 7.11 of the Credit Agreement for Borrowers' 2000 Fiscal Year.

          1. CONSENT TO DEBENTURE FINANCING. Borrowers have requested that Agent and Lenders consent to Eltrax's entry into the Debenture Financing. Agent and PNC, as the sole Lender, hereby consent to Eltrax entering into the Debenture Financing, subject to the satisfaction of each of the following terms and conditions, in form and substance satisfactory to Agent:

               a. The Debenture Financing shall have been consummated in accordance with the terms of the Purchase Agreement, Debentures and Warrants.

               b. Agent shall have received satisfactory assurances that, after giving effect to the Debenture Financing, no Event of Default shall exist.

               c. Agent shall have received such other documents, instruments and agreements as it may reasonably request in connection with the Debenture Financing.

          2. WAIVER OF DESIGNATED DEFAULTS. Borrowers have requested that Agent and Lenders waive the Designated Defaults. Agent and PNC, as the sole Lender, hereby waive the Designated Defaults.

          3. ADDITIONAL COVENANTS. Borrowers hereby covenant and agree with Agent as Lenders that each of the following shall constitute an additional covenant of Borrowers under the Credit Agreement, the failure to comply with which shall be an Event of Default under the Credit Agreement.

               a. Eltrax shall (1) (A) deliver on or before August 26, 2000, to PNC, for PNC's account, warrants (in form and substance acceptable to PNC) for the purchase of 12,532 shares of common stock of Eltrax ("Common Stock"), with such warrants to have an exercise price of $0.01 per share of Common Stock (the "PNC Warrants"); (B) not to file the Underlying Shares Registration Statement (as defined in the Purchase Agreement) unless such Underlying Shares Registration Statement includes the Common Stock that PNC is to receive upon the exercise of the PNC Warrants as securities registered for resale thereunder; (C) to cause the Underlying Shares Registration Statement to be filed with the Securities and Exchange Commission no later than August 26, 2000, or (2) pay to PNC a waiver and consent fee of $50,000 immediately UPON DEMAND by PNC if (A) Eltrax shall fail to comply with any provision of the foregoing clause (1) or (B) any of the following events occur (i) the Securities and Exchange Commission fails to declare the Underlying Shares Registration Statement effective on or before October 24, 2001 or (ii) the Underlying Shares Registration Statement ceases to remain effective or lapses at any time that PNC holds any of the PNC Warrants or the Common Stock received upon the exercise of the PNC Warrants. In the event Eltrax shall pay such $50,000 fee to PNC after demand therefore by PNC, PNC will cancel and return to Eltrax any PNC Warrants that have not been previously transferred or exercised, and PNC will assign to Eltrax any shares of Common Stock issued to PNC by Eltrax upon the exercise of the PNC Warrants that are still held by PNC.

Eltrax Systems, Inc.
July 27, 2000
Page 3



               b. Borrowers hereby covenant with Agent and Lenders and agree to furnish to Agent, on or before August 18, 2000, financial projections from July 1, 2000 through at least December 31, 2000, in form, scope and substance acceptable to Agent. Such projections shall include, without limitation, (i) month-by-month projected operating budgets and cash flow statements of Borrowers on a consolidated and consolidating basis for each weekly period and (ii) income statements and balance sheets for Borrowers on a consolidated and consolidating basis for each month, and such projections shall show, among other things, (i) Borrowers' projected Availability for each such period,
         (ii) the impact on the Borrowers' cash flow and profits of the sale of any or all of the Hospitality Division and any other assets the Borrowers intend to sell during such periods, and (iii) the impact on the Borrowers' cash flow and profits of the sale of any additional indebtedness the Borrowers expect to incur or equity contributions the Borrowers expect to receive during such periods. Such projections shall be accompanied by a certificate signed by the President or Chief Financial Officer of each Borrower to the effect that such projections have been prepared on the basis of sound financial planning practice consistent with past budgets and financial statements and that such officer has no reason to question the reasonableness of any material assumptions on which such projections were prepared. Borrowers hereby acknowledge and agree that the failure to furnish such projections, in form, scope and substance acceptable to Agent, on or before August 18, 2000 shall be an Event of Default under the Credit Agreement.

               c. Borrowers hereby covenant with Agent and Lenders not to contract for, purchase or make any Capital Expenditures (other than Capitalized Software Expenditures) or commitment for Capital Expenditures (other than Capitalized Software Expenditures) during Borrowers' 2000 Fiscal Year in an amount in excess of $6,250,000.

               d. Borrowers hereby covenant with Agent and Lenders not to enter, as lessee, into any lease arrangement for real or personal property (unless capitalized and permitted under Section 7.6 of the Credit Agreement) if after giving effect thereto, aggregate annual rental payments for all leased property would exceed $3,250,000 in Borrowers' 2000 Fiscal Year in the aggregate for all Borrowers.

         4.    MISCELLANEOUS.

               a. Nothing herein shall be deemed to be a consent by Agent or any Lender to, or a waiver of, any Default or Event of Default other than the Designated Defaults.

               b. This agreement shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default. Except as expressly set forth herein, nothing contained herein shall be deemed to modify or amend the terms of the Credit Agreement, all of which shall remain in full force and effect. This agreement shall be effective upon acceptance by Borrowers, as evidenced by the signatures of all Borrowers hereto, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Eltrax Systems, Inc.
July 27, 2000
Page 4

               c. This agreement may be executed in any number of counterparts and by different parties to this agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                                     Sincerely,

                                     PNC BANK, NATIONAL ASSOCIATION, in
                                     its  capacities as Agent and as sole Lender


                                     By: /s/ Peter H. Schryver
                                        -------------------------------------
                                         Name: Peter H. Schryver
                                              -------------------------------
                                         Title: Senior Vice President
                                              -------------------------------

                                     Accepted and Agreed to as of July 27, 2000:
                                     ------------------------------------------

ATTEST:                               ELTRAX SYSTEMS, INC.



                                      By: /s/ William P. O'Reilly
                                         -------------------------------------
/s/ William A. Fielder, III, Secretary   Name: William P. O'Reilly
                                               --------------------------------
                                         Title:  Chairman
                                                --------------------------------


ATTEST:                               ELTRAX TECHNOLOGY SERVICES
                                      GROUP, INC.



                                      By: /s/ William A. Fielder, III
                                         -------------------------------------
/s/ Clunet R. Lewis, Secretary           Name: William A. Fielder, III
                                              --------------------------------
                                         Title: Chief Financial Officer
                                              --------------------------------

Eltrax Systems, Inc.
July 27, 2000
Page 5



ATTEST:                                ELTRAX ASP GROUP, LLC



                                       By: /s/ William A. Fielder, III
                                         --------------------------------
/s/ Clunet R. Lewis, Secretary           Name: William A. Fielder, III
                                              ---------------------------
                                         Title: Chief Financial Officer
                                              ---------------------------


ATTEST:                               SQUIRREL SYSTEMS, INC.



                                      By: /s/ William A. Fielder, III
                                         --------------------------------
/s/ Clunet R. Lewis, Secretary           Name: William A. Fielder, III
                                              ---------------------------
                                         Title: Chief Financial Officer
                                              ---------------------------

ATTEST:                               SENERCOMM, INC.



                                      By: /s/ William A. Fielder, III
                                         --------------------------------
/s/ Clunet R. Lewis, Secretary           Name: William A. Fielder, III
                                              ---------------------------
                                         Title: Chief Financial Officer
                                              ---------------------------


ATTEST:                               ELTRAX CUSTOMER CARE GROUP, INC.



                                      By: /s/ William A. Fielder, III
                                         --------------------------------
/s/ Clunet R. Lewis, Secretary           Name: William A. Fielder, III
                                              ---------------------------
                                         Title: Chief Financial Officer
                                              ---------------------------


ATTEST:                               ELTRAX INTERNATIONAL, INC.



                                      By: /s/ William A. Fielder, III
                                         --------------------------------
/s/ Clunet R. Lewis, Secretary           Name: William A. Fielder, III
                                              ---------------------------
                                         Title: Chief Financial Officer
                                              ---------------------------

Eltrax Systems, Inc.
July 27, 2000
Page 6

ATTEST:                               ELTRAX HOSPITALITY GROUP, INC.



                                      By: /s/ William A. Fielder, III
                                         --------------------------------
/s/ Clunet R. Lewis, Secretary           Name: William A. Fielder, III
                                              ---------------------------
                                         Title: Chief Financial Officer
                                              ---------------------------


ATTEST:                               SOLEMN ACQUISITION CORPORATION



                                      By: /s/ James M. Logsdon
                                         --------------------------------
/s/ Juliet M. Reising, Secretary         Name: James M. Logsdon
                                              ---------------------------
                                         Title: President
                                              ---------------------------